UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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THE SINGAPORE FUND, INC. THE JAPAN EQUITY FUND, INC. THE THAI CAPITAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The Singapore Fund, Inc.
The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302-3051
(201) 915-3054

April 17, 2008

Dear Stockholders:

The Annual Meetings of Stockholders of The Singapore Fund, Inc., The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held on Monday, June 2, 2008, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, at 10:30 a.m., New York time, for The Singapore Fund, Inc., at 10:45 a.m., New York time, for The Japan Equity Fund, Inc., and at 11:00 a.m., New York time, for The Thai Capital Fund, Inc. A Notice and Joint Proxy Statement regarding the Meetings, proxy card(s) for your vote at the Meetings and a postage prepaid envelope in which to return your proxy card(s) are enclosed.

At the Annual Meetings, each Fund's stockholders will elect Directors of the Fund. In addition, the stockholders who are present at the Annual Meeting of a Fund will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

If you will not be able to attend the Annual Meetings in person, please take the time now to review the enclosed materials and vote your shares by proxy. Your vote is important.

The Board has recommended that the stockholders vote in favor of the foregoing matter.

Respectfully,

/s/ Masamichi Yokoi

Masamichi Yokoi

Chairman of the Board of The Singapore Fund, Inc. and
The Thai Capital Fund, Inc.

/s/ Hideo Tanaka

Hideo Tanaka

President of The Japan Equity Fund, Inc.

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

YOUR VOTE IS IMPORTANT.

The Singapore Fund, Inc.
The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

NOTICE OF THE ANNUAL MEETINGS OF STOCKHOLDERS
JUNE 2, 2008

To the Stockholders of
The Singapore Fund, Inc.,
The Japan Equity Fund, Inc. and
The Thai Capital Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders of The Singapore Fund, Inc., The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Monday, June 2, 2008, at 10:30 a.m., New York time, for The Singapore Fund, Inc., at 10:45 a.m., New York time, for The Japan Equity Fund, Inc., and at 11:00 a.m., New York time, for The Thai Capital Fund, Inc., for the following purposes:

1.  To elect Directors of each Fund.

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Each Fund's Board of Directors has fixed the close of business on March 17, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed proxy card(s) and return them promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meetings if you choose to attend. Your vote is important. The enclosed proxy card for each Fund is being solicited by the Board of Directors of each Fund.

By order of the Board of Directors,

/s/ Yuko Tatezawa

Yuko Tatezawa

Secretary

April 17, 2008

The Singapore Fund, Inc.
The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

JOINT PROXY STATEMENT

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE SINGAPORE FUND, INC., THE JAPAN EQUITY FUND, INC. and THE THAI CAPITAL FUND, INC. (each a "Fund," and collectively, the "Funds") for use at the Annual Meetings of Stockholders, to be held at the principal office of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Monday, June 2, 2008, at 10:30 a.m., New York Time, for The Singapore Fund, Inc., at 10:45 a.m., New York time, for The Japan Equity Fund, Inc., and at 11:00 a.m., New York time, for The Thai Capital Fund, and at any adjournments thereof.

This Joint Proxy Statement and enclosed proxy card(s) are being mailed to stockholders on or about April 17, 2008. Any stockholder giving a proxy in advance of the Annual Meeting of a Fund has the power to revoke it by mail (addressed to the Secretary of such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051) or in person at the Meeting of such Fund, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxy cards received in time for a Meeting will be voted as specified in the proxy card or, if no specification is made, for each proposal referred to in this Joint Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at each Meeting.

Each Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the respective Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, attention: Shareholder Relations, or by calling collect at (201) 915-3054.

The Board of Directors of each Fund has fixed the close of business on March 17, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting for that Fund and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, The Singapore Fund, Inc. had outstanding 9,363,114 shares of common stock, The Japan Equity Fund, Inc. had outstanding 14,431,605 shares of common stock and The Thai Capital Fund, Inc. had outstanding 3,163,037 shares of common stock.

Management of each Fund knows of no business other than that mentioned in the Notice of Meetings, which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to potentially avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns shares at the record date in two or more of the Funds will receive a package containing a Joint Proxy Statement and proxy cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Fund in which such stockholder is a beneficial owner. It is essential that stockholders complete, date, sign and return each enclosed proxy card or vote by telephone as indicated in each Fund's proxy card.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN THE NOTICE OF MEETINGS.

Proposal 1: ELECTION OF DIRECTORS

Persons named in the accompanying proxy card(s) intend in the absence of contrary instructions to vote all proxies for the election of the nominees listed below as Directors of such Fund listed below:

(i)  Martin J. Gruber and Richard J. Herring as Class II Directors for a term expiring in 2011 and Rahn K. Porter as a Class I Director for a term expiring in 2010 for The Singapore Fund, Inc.;

(ii)  Austin C. Dowling and Richard J. Herring as Class III Directors for a term expiring in 2011, Rahn K. Porter as a Class II Director for a term expiring in 2010 and Yoshihiro Fujisawa as a Class I Director for a term expiring in 2009 for The Japan Equity Fund, Inc.; and

(iii)  Austin C. Dowling and Rahn K. Porter as Class II Directors for a term expiring in 2011 and Richard J. Herring as a Class III Director for a term expiring in 2009 for The Thai Capital Fund, Inc.

The terms of all Directors will expire on the date on which Directors are elected at the Annual Meetings of Stockholders of the relevant Fund in the years stated above or the date that their successors are elected and qualified. If any such nominee should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the relevant Fund's Board of Directors to replace any such nominee. The election of each nominee as a Director of a Fund will require the affirmative vote of a majority of the votes cast at the Fund's Meeting. For this purpose, abstentions will not be counted as votes cast at the Meetings.

Each of the nominees for Director of a Fund has consented to be named in this Joint Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the meeting for that Fund, Proxy Cards will be voted for such persons as the Board of Directors of the Fund may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning each of the nominees as a Director of one or more of the Funds, as well as the other current Directors of the Funds. Each of the nominees for a Fund has consented to be named in this Joint Proxy Statement and to serve as a Director of the Fund if elected. In the table, The Singapore Fund, Inc. is sometimes abbreviated with the initials "SGF," The Japan Equity Fund, Inc. is sometimes abbreviated with the initials "JEQ" and The Thai Capital Fund, Inc. is sometimes abbreviated with the initials "TF."

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment During Past Five Years and Other Directorships	Director Since(1)	Dollar Range of Equity Securities in each Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Interested Directors
Yoshihiro Fujisawa (55)*† One Evertrust Plaza Jersey City, NJ 07302-3051	Chairman and President, Daiwa Securities Trust Company, since April 2008; General Manager, Daiwa Investor Relations Co. Ltd., from October 2006 to April 2008; General Manager, Daiwa Securities SMBC Principal Investments Co. Ltd., from October 2005 to October 2006; Managing Director, Daiwa Europe Property Plc, from August 2004 to October 2005; Deputy Chief Executive, Daiwa Securities Trust and Banking (Europe) Plc, from August 2001 to August 2004.	N/A§	None	None	1
Masamichi Yokoi (56)* Daiwa Securities America Inc. Financial Square 32 Old Slip New York, NY 10005	Chairman and CEO, Daiwa America, Corp., since 2006; President and COO, Daiwa Securities SMBC Europe Ltd., from 2001 to 2006.	TF: 2006 SGF: 2006	TF: None SGF: None	None	2
Independent Directors
Martin J. Gruber (70)† 229 South Irving Street Ridgewood, NJ 07450	Professor of Finance, Leonard N. Stern School of Business, New York University, since 1965; Trustee, DWS Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from December 2003 to 2005; Director, National Bureau of Economic Research, since August 2005.	TF: 2000 SGF: 2000 JEQ: 1992	TF: $10,001- 50,000 SGF: $10,001- 50,000 JEQ: $50,000- 100,000	Over $100,000	3
Austin C. Dowling (76)† 672 Medford Leas Medford, NJ 08055	Retired.	TF: 1990 SGF: 2000 JEQ: 1992	TF: $1-10,000 SGF: $1-10,000 JEQ: $10,001- 50,000	$10,001-50,000	3
David G. Harmer (64) 4337 Bobwhite Court Ogden, UT 84403	Director of Community and Economic Development, City of Ogden, since July 2005; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005.	TF: 2000 SGF: 1996 JEQ: 1997	TF: None SGF: $10,001- 50,000 JEQ: $10,001- 50,000	$10,001-50,000	3

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment During Past Five Years and Other Directorships	Director Since(1)	Dollar Range of Equity Securities in each Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Independent Directors (continued)
Richard J. Herring (62)† 327 South Roberts Road Bryn Mawr, PA 19010	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since July 1972; Co-Director, Wharton Financial Institutions Center, since July 2000; Director, Lauder Institute of International Management Studies, from July 2000 to June 2006; Trustee, DWS Scudder Mutual Funds, since 1990.	TF: 2007 SGF: 2007 JEQ: 2007	TF: None SGF: $10,001- 50,000 JEQ: $10,001- 50,000	$10,001-50,000	3
Rahn K. Porter (53)† 944 E. Rim Road Franktown, CO 80116	Senior Vice President of Investor Relations, Qwest Communications International Inc., since September 2007; Vice President of Finance, Qwest Communications International Inc., from March 2003 to September 2007; Director, BlackRidge Financial, Inc. (bank holding company), since November 2004; Director, Community First Bank Shares, from 2001 to 2004.	TF: 2007 SGF: 2007 JEQ: 2007	TF: $10,001- 50,000 SGF: $10,001- 50,000 JEQ: $10,001- 50,000	$10,001-50,000	3

(1)  Each director serves for a three year term.

(2)  The information as to beneficial ownership is based on statements furnished to the Funds by the Directors. The dollar value of shares is based upon the market price as of April 1, 2008.

(3)  "Fund Complex" includes the Funds and other registered investment companies advised by SCB Asset Management Co., Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

*  Directors so noted are deemed by the Funds' counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")). Mr. Fujisawa is an interested person because of his affiliation with The Japan Equity Fund, Inc.'s former investment adviser (Daiwa Securities Trust Company ("DSTC")), which is an affiliate of The Japan Equity Fund, Inc.'s current investment manager and investment adviser and the administrator and custodian of the Funds. Mr. Yokoi is deemed an interested person of The Singapore Fund, Inc. and The Thai Capital Fund, Inc. because of his affiliation with Daiwa Securities America Inc., an affiliate of each Fund's investment adviser, Daiwa SB Investments (Singapore) Ltd. for The Thai Capital Fund, Inc. and for The Singapore Fund, Inc.

†  Nominees for Director.

§  Mr. Fujisawa has not served as a Director for any of the Funds. He is a nominee for Class I Director of JEQ.

Based on the information furnished by each of the other Directors as of March 17, 2008, neither any of the Directors nor any immediate family member of the Directors owned any securities of the investment manager or investment adviser, or any of their respective affiliates, of any Fund as of such date.

The Singapore Fund, Inc.'s Board of Directors and The Japan Equity Fund, Inc.'s Board of Directors each held four regular meetings during its fiscal year ended October 31, 2007, and The Thai Capital Fund, Inc.'s Board of Directors held four regular meetings during its fiscal year ended December 31, 2007. The Thai Capital Fund, Inc. held two special meetings during its last fiscal year. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the respective Board of Directors and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, six Directors attended the meeting.

Each Fund's Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which is responsible for reviewing financial and accounting matters. The members of each Fund's Audit Committee are independent as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards, as may be modified or supplemented. Each Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.daiwast.com. The current members of The Singapore Fund, Inc.'s, The Japan Equity Fund, Inc.'s and The Thai Capital Fund, Inc.'s Audit Committees are Messrs. Dowling, Gruber, Harmer, Herring and Porter.

The Singapore Fund, Inc.'s and The Japan Equity Fund, Inc.'s Audit Committees met three times during its fiscal year and The Thai Capital Fund, Inc.'s Audit Committee met two times during its fiscal year. The report of the Funds' Audit Committees, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 9 and 10 of this Joint Proxy Statement.

Each Fund's Board of Directors has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises each Fund's Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. Persons recommended by each Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below.

Each Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the New York Stock Exchange listing standards for Nominating and Compensation Committee members. Each Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.daiwast.com. The current members of each Fund's Nominating and Compensation Committee are Messrs. Dowling, Gruber, Harmer, Herring and Porter. Each Fund's Nominating and Compensation Committee met three times during its last fiscal year.

Stockholder Communications

Stockholders may send communications to each Fund's Board of Directors. Stockholders should send communications intended for each Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Funds

Hideo Tanaka (age 58) has been President of JEQ since December 2006, President and Chief Executive Officer of Daiwa SB Investments (USA) Ltd. since November 2006, Executive Officer and Head of Fixed-Income Management of Daiwa SB Investments Ltd. from 2003 to 2006 and Chief Global Strategist of Daiwa SB Investments Ltd. from 1995 to 2003. Mr. Tanaka's address is 32 Old Slip, New York, New York 10005.

John J. O'Keefe (age 49) has been Vice President and Treasurer of the Funds since June 2000 and Vice President of the Fund Accounting Department of DSTC since June 2000. Mr. O'Keefe's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Yuko Tatezawa (age 29) has been Secretary of the Funds since March 2004 and has worked in the Client Reporting Department of DSTC since June 2002. Ms. Tatezawa's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Anthony Cambria (age 53) has been the Chief Compliance Officer of the Funds since September 2004 and Director and Executive Vice President of DSTC since 1999. Mr. Cambria's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Leonard B. Mackey, Jr. (age 57) has been Assistant Secretary of the Funds since September 2004 and has been a consultant since 2007 and was a partner from 1983 to 2007 in the law firm of Clifford Chance US LLP. Mr. Mackey's address is 31 West 52nd Street, New York, New York 10019.

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of each Fund not affiliated with such Fund's investment manager or the investment adviser was $44,799.66 and $38,262.00 during the fiscal years ended October 31, 2007 and 2006, respectively, for The Singapore Fund, Inc., $44,799.66 and $38,262.00 for the fiscal years ended October 31, 2007 and 2006, respectively, for The Japan Equity Fund, Inc., and $36,874.68 and $32,712.50 for the fiscal years ended December 31, 2007 and 2006, respectively, for The Thai Capital Fund, Inc. Each such non-affiliated Director currently receives fees, paid by each Fund, of $750 for The Singapore Fund, Inc., $750 for The Japan Equity Fund, Inc. and $650 for The Thai Capital Fund, Inc. for each Directors' meeting attended in person or by telephone, $575 for The Singapore Fund, Inc., $575 for The Japan Equity Fund, Inc. and $475 for The Thai Capital Fund, Inc. for each audit committee meeting attended in person or by telephone and an annual fee of $6,500 for The Singapore Fund, Inc., $6,500 for The Japan Equity Fund, Inc. and $5,000 for The Thai Capital Fund, Inc.

The officers and interested Directors of each Fund received no compensation from the Funds. DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Funds, receives administration and custodian fees from the Funds.

Set forth below is a chart showing the aggregate fee compensation paid by the Funds (in U.S. dollars) to each of its Directors during each Fund's most recent fiscal year, as well as the total fee compensation paid to each

Director of the Funds by such Fund and by other registered investment companies advised by DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (H.K.) Ltd.**, Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

Name of Director	Aggregate Compensation From The Singapore Fund, Inc.	Aggregate Compensation From The Japan Equity Fund, Inc.	Aggregate Compensation From The Thai Capital Fund, Inc.	Total Compensation From Fund and Fund Complex Paid to Directors
Interested Directors
Masamichi Yokoi(1)	$0	$0	$0	$0
Independent Directors
Austin C. Dowling	$10,650.00	$10,650.00	$9,025.00	$30,325.00
Martin J. Gruber	10,650.00	10,650.00	8,550.00	29,850.00
David G. Harmer	10,650.00	10,650.00	9,025.00	30,325.00
Richard J. Herring	2,408.33	2,408.33	1,483.34	6,300.00
Rahn K. Porter	2,408.33	2,408.33	1,483.34	6,300.00
Oren G. Shaffer	8,033.00	8,033.00	7,308.00	23,374.00

(1)  "Interested person" of the Funds within the meaning of the 1940 Act.

INVESTMENT MANAGER AND INVESTMENT ADVISER OF EACH FUND

DBS Asset Management (United States) Pte. Ltd. serves as the investment manager to The Singapore Fund, Inc. and its principal office is located at 8 Cross Street, #08-01, PWC Building, Singapore 048424. Daiwa SB Investments (Singapore) Ltd. serves as the investment adviser to The Singapore Fund, Inc. and The Thai Capital Fund, Inc. and its principal office is located at 152 Beach Road, #06-01/02 The Gateway East, Singapore 189721. Daiwa SB Investments (USA) Ltd. serves as the investment manager to The Japan Equity Fund, Inc. and its principal office is located at 32 Old Slip, 11th Floor, New York, New York 10005. Daiwa SB Investments Ltd. serves as the investment adviser to The Japan Equity Fund, Inc. and its principal office is located at Kasumigaseki Common Gate West Tower, 2-1 Kasumigaseki 3-Chrome, Chiyoda-ku, Tokyo 100-0013, Japan. SCB Asset Management Co., Ltd. serves as the investment manager to The Thai Capital Fund, Inc. and its principal office is located at Sindhorn Building, Tower 3, 23rd Floor, 130-132 Wireless Road, Phatumwan, Bangkok 10330, Thailand.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires each Fund's officers and Directors, and persons who own more than ten percent of a registered class of such Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. (for JEQ and SGF only) or the American Stock Exchange (for TF only). Each Fund believes that its officers and Directors have complied with all applicable filing requirements.

**  As of July 16, 2007, Daiwa SB Investments (Singapore) Ltd. replaced Daiwa SB Investments (H.K.) Ltd. as The Thai Capital Fund, Inc.'s Investment Adviser under the same terms of an International Investment Advisory Agreement.

REPORTS OF THE AUDIT COMMITTEES

At meetings held on March 9, 2008 for The Japan Equity Fund, Inc., March 12, 2008 for The Singapore Fund, Inc., and March 16, 2008 for The Thai Capital Fund, Inc., the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ending October 31, 2008 (December 31, 2008 for The Thai Capital Fund, Inc.). Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

Each Fund's financial statements for the fiscal year ended October 31, 2007 (December 31, 2007 for The Thai Capital Fund, Inc.) were audited by PricewaterhouseCoopers LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented, and have discussed with PricewaterhouseCoopers LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Fund. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 and SAS 114 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Board of Directors of the Fund that the audited financial statements of the Fund for the fiscal year ended October 31, 2007 (December 31, 2007 for The Thai Capital Fund, Inc.) be included in the Fund's most recent annual report filed with the Securities and Exchange Commission.

Rahn K. Porter, Chairman of the Audit Committees
Austin C. Dowling, Member of the Audit Committees
Martin J. Gruber, Member of the Audit Committees
David G. Harmer, Member of the Audit Committees
Richard J. Herring, Member of the Audit Committees

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered in connection with the annual audit and review of each Fund's financial statements for the fiscal years ended October 31, 2007 and 2006 (December 31, 2007 and 2006 for The Thai Capital Fund, Inc.), are set forth below:

	2007	2006
The Singapore Fund, Inc.	$83,600	$82,200
The Japan Equity Fund, Inc.	$76,000	$74,700
The Thai Capital Fund, Inc.	$63,900	$63,300

Audit-Related Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for assurance-related services related to the performance of the audit or review of each Fund's financial statements for the fiscal years ended October 31, 2007 and 2006 (December 31, 2007 and 2006 for The Thai Capital Fund, Inc.), are set forth below:

	2007	2006
The Singapore Fund, Inc.	$0	$0
The Japan Equity Fund, Inc.	$0	$0
The Thai Capital Fund, Inc.	$22,300	$6,350

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning (consisting of a review of each Fund's income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2007 and 2006 (December 31, 2007 and 2006 for The Thai Capital Fund, Inc.), are set forth below:

	2007	2006
The Singapore Fund, Inc.	$10,150	$9,400
The Japan Equity Fund, Inc.	$10,150	$9,400
The Thai Capital Fund, Inc.	$8,000	$7,400

Other Fees

There were no other fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds for the fiscal years ended October 31, 2007 and 2006 (December 31, 2007 and 2006 for The Thai Capital Fund, Inc.).

Audit Committee Pre-approval

Each Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which PricewaterhouseCoopers LLP billed each Fund fees for the fiscal years ended October 31, 2007 and 2006 (December 31, 2007 and 2006 for The Thai Capital Fund, Inc.) were pre-approved by each Fund's Audit Committee.

The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund that provide ongoing services to such Fund for the fiscal years ended October 31, 2007 and 2006 (December 31, 2007 and 2006 for The Thai Capital Fund, Inc.) were $12,000 and $0, respectively.

The Audit Committee of each Fund has considered whether the provision of non-audit services rendered to affiliates of the investment advisers and investment managers of the Funds is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who, to the knowledge of the management of each Fund, owned beneficially more than 5% of the Fund's outstanding shares as of March 17, 2008. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Japan Equity Fund, Inc.	Shufro Rose & Co., LLC 745 Fifth Avenue, Suite 2600 New York, NY 10151	1,020,100	(1)	7.07%
The Singapore Fund, Inc.	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	664,629	(2)	7.19%
The Thai Capital Fund, Inc.	First Wilshire Securities Management, Inc. 1224 East Green Street, Suite 200 Pasadena, CA 91106	244,066	(3)	7.90%

(1)  The above information is based on a Schedule 13G filed with the Commission on January 17, 2008, which indicates that Shufro Rose & Co., LLC has sole voting power with respect to 59,500 shares and sole dispositive power with respect to all 1,020,100 shares.

(2)  The above information is based on a Schedule 13G filed with the Commission on February 7, 2008, which indicates that Lazard Asset Management LLC has sole voting power and sole dispositive power with respect to its 664,629 shares.

(3)  The above information is based on a Schedule 13G filed with the Commission on February 13, 2008, which indicates that First Wilshire Securities Management, Inc. has sole voting power with respect to 2,000 shares and sole dispositive power with respect to all 246,066 shares.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Funds or personnel of DSTC. Each Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The fee for such services is estimated at $3,500 for each of Funds, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person, by telephone or by telegraph will be borne by each Fund. Each Fund will reimburse banks, brokers and other persons holding such Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

It is important that you promptly submit your vote as a stockholder of the Fund(s). In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting for a Fund are not received by June 2, 2008, the persons named as attorneys in the enclosed proxy card may propose one or more adjournments of such Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of such Fund's Meeting to be adjourned. The persons named as attorneys in the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund that adjourns its Meeting.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of a Fund intended to be included in the proxy materials for the year 2009 annual meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not later than December 18, 2008.

Each Fund's By-laws require that any proposal by a stockholder of such Fund intended to be presented at a meeting of stockholders must be received by such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

By order of the Board of Directors,

/s/ Yuko Tatezawa

Yuko Tatezawa

Secretary

One Evertrust Plaza
Jersey City, New Jersey 07302-3051
April 17, 2008

(This page has been left blank intentionally.)

THE THAI CAPITAL FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 2, 2008

The undersigned stockholder of The Thai Capital Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Yuko Tatezawa, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2008 at 11:00 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April 17, 2008.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

x	Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposal 1 below.
THE THAI CAPITAL FUND, INC.
1. To elect Directors of the Fund.

NOMINEES:
	FOR ALL NOMINEES	Austin C. Dowling	Class II
		Rahn K. Porter	Class II
	WITHHOLD AUTHORITY FOR ALL NOMINEES	Richard J. Herring	Class III

FOR ALL EXCEPT
(See instructions below)

	INSTRUCTIONS:	To withhold authority to vote for any individual nominee (s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space to the left.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature:	Date:	Signature:	Date:

THE SINGAPORE FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 2, 2008

The undersigned stockholder of The Singapore Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Yuko Tatezawa, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2008 at 10:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April    17, 2008.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

x	Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposal 1 below.
THE SINGAPORE FUND, INC.
1. To elect Directors of the Fund.

NOMINEES:
	FOR ALL NOMINEES	Martin J. Gruber	Class II
		Richard J. Herring	Class II
	WITHHOLD AUTHORITY FOR ALL NOMINEES	Rahn K. Porter	Class I

FOR ALL EXCEPT
(See instructions below)

	INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space to the left.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature:	Date:	Signature:	Date:

THE JAPAN EQUITY FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 2, 2008

The undersigned stockholder of The Japan Equity Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Yuko Tatezawa, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 2, 2008 at 10:45 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April 17, 2008.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

x	Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposal 1 below.
THE JAPAN EQUITY FUND, INC.
1. To elect Directors of the Fund.

NOMINEES:
	FOR ALL NOMINEES	Austin C. Dowling	Class III
		Richard J. Herring	Class III
	WITHHOLD AUTHORITY FOR ALL NOMINEES	Rahn K. Porter	Class II
		Yoshihiro Fujisawa	Class I

FOR ALL EXCEPT
(See instructions below)

	INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space to the left.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature:	Date:	Signature:	Date: